Exhibit 21
EDISON INTERNATIONAL TIER LIST
AS OF DECEMBER 31, 2008

Numbers on left are	U.S. corporations
tier level indicators.	shown in all caps.
HOLDING COMPANY
1	EDISON INTERNATIONAL is a corporation organized under the laws of the State of California and having its principal place of business at 2244 Walnut Grove Avenue (P.O. Box 999), Rosemead, California 91770. It was organized principally to acquire and hold securities of other corporations for investment purposes. Edison International has the following subsidiaries:
UTILITY SUBSIDIARIES
2	SOUTHERN CALIFORNIA EDISON COMPANY (“SCE”) is a California corporation having its principal place of business at 2244 Walnut Grove Avenue (P.O. Box 800), Rosemead, California 91770. SCE is a public utility primarily engaged in the business of supplying electric energy to portions of central and southern California, excluding the City of Los Angeles and certain other cities. Unless otherwise indicated, its subsidiaries have the same principal place of business as Southern California Edison Company:
3	EDISON ESI is a California corporation engaged in the business of marketing services, products, information, and copyrighted materials to third parties on behalf of SCE.

3	Edison Material Supply LLC is a Delaware limited liability company that provides procurement, inventory and warehousing services.

3	MONO POWER COMPANY is an inactive California corporation that has been engaged in the business of exploring for and developing fuel resources.
4	The Bear Creek Uranium Company is an inactive California partnership between Mono Power Company (50%) and RME Holding Company (formerly Union Pacific Resources Group, Inc.) (50%) engaged in reclamation of an integrated uranium mining and milling complex in Wyoming.
3	Mountainview Power Company LLC is a Delaware limited liability company that owns and operates an electric generating power plant in Redlands, California. [EWG]

3	SCE CAPITAL COMPANY (inactive Delaware corporation)

3	SCE Trust I is a Delaware business trust organized to act as a financing vehicle.

3	SCE Trust II is a Delaware business trust organized to act as a financing vehicle.

3	SCE Trust III is a Delaware business trust organized to act as a financing vehicle.

3	SOUTHERN STATES REALTY is a California corporation engaged in holding real estate assets for SCE.

NONUTILITY SUBSIDIARIES
2	EDISON INSURANCE SERVICES, INC. is a Hawaii corporation having its principal executive office at 745 Fort Street, Suite 800, Honolulu, Hawaii 96813, which provides domestic and foreign property damage and business interruption insurance to Edison International and its subsidiaries.

2	EIX Trust III is a Delaware business trust organized to act as a financing vehicle.

2	EDISON MISSION GROUP INC. (formerly The Mission Group) is a Delaware corporation having its principal place of business at 2244 Walnut Grove Avenue, Rosemead, California 91770, which owns the stock and coordinates the activities of nonutility companies. The subsidiaries of Edison Mission Group Inc. are as follows:
3	EDISON ENTERPRISES is a California corporation having its principal place of business at 2244 Walnut Grove Avenue, Rosemead, California 91770, which owns the stock of its nonutility subsidiary.
4	EDISON SOURCE is an inactive California corporation having its principal place of business at 18101 Von Karman Avenue, Suite 1700, Irvine, California 92612-1046, which owns the stock of its subsidiary.
5	Edison Source Norvik Company is an inactive Canadian company having its principal place of business at 1959 Upper Water Street, Suite 800, Halifax, NS B3J 2X2.
3	EDISON O and M SERVICES (inactive California corporation)

3	EDISON CAPITAL is a California corporation having its principal place of business at 18101 Von Karman Avenue, Suite 1700, Irvine, California 92612-1046. It is engaged in the business of providing capital and financial services in energy and infrastructure projects and affordable housing projects. Edison Capital owns a group of subsidiaries and has interests in various partnerships through its subsidiaries. The subsidiaries and partnerships of Edison Capital are listed below. Unless otherwise indicated, all entities are corporations, are organized under the laws of the State of California, and have the same principal place of business as Edison Capital.
4	EDISON FUNDING COMPANY

[directly owns 0.08% of Edison Funding Omicron Incorporated; see listing under Edison Housing Consolidation Company)

5	EDISON CAPITAL HOUSING INVESTMENTS

[directly owns 22.79% of Edison Housing Consolidation Company; see listing under MHICAL 95 Company.]

[directly owns 35.52% of Edison Funding Omicron Incorporated; see listing under Edison Housing Consolidation Company]
6	1st Time Homebuyer Opportunities LP (Chester County Homes) 99%

6	1732 Champa LP (Buerger Brothers Lofts) 99%

6	18303 Kittridge Associates LP 99%

6	Aaron Michael Associates LP 99.9%

6	Auburn Manor L.L.C. 50% GP
7	Auburn Manor Apartments LP 1%
6	Bartlett Hill Associates LP 99%

6	CCS/Bellingham LP (Washington Grocery Building) 99.9%

6	Conejo Valley Community Housing Associates (Community House Apartments) 99%

6	Diamond Creek Apartments LP 99.9%

6	EC ASSET SERVICES, INC. (Massachusetts corporation)

6	EC PROPERTIES, INC. (Massachusetts corporation)
7	Corporations for Affordable Housing LP 1%GP
8	Arbor Lane Associates Phase II LP (Timberwood) 99%

8	Arroyo Vista Associates LP 99%

8	Artloft Associates LP 35.6%

8	Caleb Affordable Housing Associates LP (Ledges/Pinebrook) 99%

8	The Carlin LP 99%

8	Diamond Phase III Venture LP 99%

8	Fairmount Hotel Urban Renewal Associates LP 99%

8	Mackenzie Park Associates LP 99%

8	Parkside Associates LP (Parkside Garden) 99%

8	Pines Housing LP 99%

8	Pines Housing II, LP 99%

8	Smyrna Gardens Associates LP 99%

8	Tioga Gardens LP 99%

8	Walden Pond, Ltd., LP (Hamlet) 99%
7	Corporations for Affordable Housing LP II 1%GP
8	2601 North Broad Street Associates LP (Station House) 99%

8	Artloft Associates LP 53.39%

8	Brookline Housing Associates LLC (Bridgewater) 99%

8	EDA LP (Eagle’s Nest) 48%

8	Edgewood Manor Associates II LP 99%

8	Gateway Housing LP (Gateway Townhomes) 99%

8	Homestead Village Associates LP 99%

8	Junction City Apartments LP (Green Park) 99%

8	Liberty House Associates LP 99%

8	Maple Ridge Development Associates LP 99%

8	Parsonage Cottage Senior Residence LP 99%

8	Rittenhouse School LP 99%

8	Silver City Housing LP 99%

8	South 55th Street, LP 49.5%

8	W. M. Housing Associates LP (Williamsport Manor) 99%

8	Winnsboro Apartments LP (Deer Wood) 99%
6	EC PROPERTIES III, INC. (Massachusetts corporation)
7	Corporations for Affordable Housing LP III 1%GP
8	Piedmont Housing Associates 99%

8	Pines Housing III LP 99%

8	Salem Lafayette Urban Renewal Associates, LP 99%

8	Spring Valley Commons LP 99%

8	Stevenson Housing Associates (Park Vista) 99%
6	EC-SLP, INC. (Massachusetts corporation)

6	ECH Investor Partners VI-A LP 1%GP
7	Edison Capital Housing Partners VI LP 61.8166%LP
8	Admiralty Heights Associates II 1995 LP (Kent Manor) 99%

8	Affordable/Citrus Glenn Phase II, Ltd. (Citrus Glenn Apts. Phase II) 99%

8	Altamont Hotel Associates LP 99%

8	Bradley Manor Senior Apartments LP 99%

8	Double X Associates 1995 LP (Terrace Manor) 99%

8	Hamilton Place Apartments LP (Larkin Place) 99%

8	Hamilton Place Senior Living LP 99%

8	Hearthstone Group 3 LP (Evergreen Court) 99%

8	KDF Malabar LP (Malabar Apartments) 99%

8	LINC-Bristol Associates I, LP (City Gardens) 99%

8	MAS-WT, LP (Washington Terrace) 99%

8	Northwood Manor Associates LP 99%

8	Silver Lake Properties LP 99%

8	University Park Properties LP 99%

8	Upland Senior Housing LP (Coy D. Estes) 99%

8	Vista Properties LLC (Vista View) 99.9%

8	Vista Verde Townhomes II LLC 99%
6	ECH Investor Partners VI-B LP 1%GP
7	Edison Capital Housing Partners VI LP 37.1834%LP
8	Admiralty Heights Associates II 1995 LP (Kent Manor) 99%

8	Affordable/Citrus Glenn Phase II, Ltd. (Citrus Glenn Apts. Phase II) 99%

8	Altamont Hotel Associates LP 99%

8	Bradley Manor Senior Apartments LP 99%

8	Double X Associates 1995 LP (Terrace Manor) 99%

8	Hamilton Place Apartments LP (Larkin Place) 99%

8	Hamilton Place Senior Living LP 99%

8	Hearthstone Group 3 LP (Evergreen Court) 99%

8	KDF Malabar LP (Malabar Apartments) 99%

8	LINC-Bristol Associates I, LP (City Gardens) 99%

8	MAS-WT, LP (Washington Terrace) 99%

8	Northwood Manor Associates LP 99%

8	Silver Lake Properties LP 99%

8	University Park Properties LP 99%

8	Upland Senior Housing LP (Coy D. Estes) 99%

8	Vista Properties LLC (Vista View) 99.9%

8	Vista Verde Townhomes II LLC 99%
6	ECH/HFC GP Partnership No. 1 34.9%GP
7	Edison Capital Housing Partners VII LP 19.4187%GP
8	C-Court LP (Cawelti Court) 99%

8	Cottonwood Affordable Housing LP (Verde Vista) 99%

8	Fifth and Wilshire Apartments LP 99%

8	Flagstaff Affordable Housing II, LP (Forest View Apts.) 99%

8	Huff Avenue Associates LP 99%

8	Mountain View Townhomes Associates LP 99%

8	Oak Forest Associates LP 99%

8	Paradise Road Partners LP (Gateway Village) 99%

8	Woodland Arms Apartments, Ltd. 99%
6	ECH/HFC GP Partnership No. 2 56.7%GP
7	Edison Capital Housing Partners VIII LP 18.54%GP
8	Catalonia Associates LP 99%

8	Ohlone Housing Associates LP 99%
6	ECHP INVESTMENT COMPANY
7	ECHP LLC 99.999%GP
8	Edison Capital Housing Partners XVI LP 0.01%GP
9	Bouquet Canyon Seniors LP 99.9%

9	Eugene Hotel LP 99.9%

9	Hilltop Farms LP 99.9%

9	KDF Park Glenn LP (Park Glenn) 99%

9	KDF Park Glenn Seniors LP (Park Glenn II) 99.9%

9	King Road Associates LP 99.9%

9	LL Housing LP (Laurel Lakes) (Maryland partnership) 99%

9	Red Lake LP #1 99.9%

9	Southern Hotel LP 99.9%
8	Edison Capital Housing Partners XVII LP 0.01%GP
9	Antelope Associates LP 99%

9	Baker Park Associates LP 99%

9	Fremont Building LP (Crescent Arms) 99%

9	Hercules Senior Housing Associates 99.9%

9	La Terraza Associates LP (Carlsbad Villas at Camino Real) 99%

9	Parkview Apartments Associates LP (Parkview/Sunburst) 99.9%

9	Quebec Arms Apartments LP 99.9%

9	Sky Parkway Housing Associates LP 99%

9	Sunset Creek Partners LP 99%

9	University Manor Apartments LP 99.9%

9	Vista Verde Housing Associates LP 99.9%
8	Edison Capital Housing Partners XVIII LP 0.01%GP
9	Bracher Associates LP 99%

9	Florin Woods Associates LP 99%

9	Pinmore Associates LP 99.9%

9	SD Regency Centre LP 99.9%
8	Edison Capital Housing Partners XIX LP 0.01%GP
9	Cochrane Village Apartments LP 99%

9	CCS/Mount Vernon Housing LP (La Venture) 99.9%

9	KDF Santa Paula LP (Santa Paula) 99%

9	Ontario Senior Housing LP (Ontario Plaza) 98.9%

9	Pecan Court Associates LP 99.9%

9	Pellettieri Homes Urban Renewal Associates, LP 99%

9	Rincon De Los Esteros Associates LP 99.9%

9	Schoolhouse Court Housing Associates LP 99.9%

9	Virginia Lane LP (Maplewood/Golden Glenn) 99.9%

9	Winfield Hill Associates LP 99%
6	Edison Capital Affordable Housing 99A G.P. 27.69%GP
7	Edison Capital Housing Partners IX LP 13.5533%GP

8	1010 SVN Associates LP 99.9%

8	2814 Fifth Street Associates LP (Land Park Woods) 99%

8	Alma Place Associates LP 99%

8	Knolls Community Associates LP 99.9%

8	Monterra Village Associates LP 99%

8	Pacific Terrace Associates LP 99.9%

8	Sherman Glen, L.L.C. 99%

8	Strobridge Housing Associates LP 99%

8	Trolley Terrace Townhomes LP 99.9%

8	Walnut Avenue Partnership LP 99%
6	Edison Capital Affordable Housing 99B G.P. 99.99%GP
7	Edison Capital Housing Partners X LP 19.3952%GP
8	Beacon Manor Associates LP 99%

8	Boulder Creek Apartments LP 99.9%

8	Burlington Senior Housing LLC 99.9%

8	CCS/Renton Housing LP (Renton) 99.9%

8	Coolidge Station Apartments LLC 99%

8	Lark Ellen LP 99%

8	Mercy Housing California IX LP (Sycamore) 99.9%

8	Morgan Hill Ranch Housing LP 99%

8	Pacifica Community Associates LP (Villa Pacifica) 99.9%

8	Persimmon Associates LP 99%

8	Providence-Brown Street Housing LP (Brown Street) 99.9%

8	San Juan Commons 1996 LP 99.9%

8	Timber Sound, Ltd. 99%

8	Timber Sound II, Ltd. 99%

8	Trinity Park Apartments LP 99.9%

8	Venbury Trail LP 99.9%
7	Edison Capital Housing Partners XI LP 18.62486%GP
8	1475 167th Avenue Associates LP (Bermuda Gardens) 99.9%

8	Auburn Manor Apartments LP 99%

8	Barnsdall Court LP (Villa Mariposa) 99.9%

8	Borregas Court LP 99%

8	Bryson Family Apartments LP 99.9%

8	Carson Housing LP (Carson Street) 98%

8	Casa Rampart LP (Rampart Apartments) 99.9%

8	Davis MHA Twin Pines Community Associates LP (Northstar Apartments) 99.9%

8	Eastwood Homes LP 99%

8	Electra Arms Senior Associates LP 99%

8	Grace Housing LP 99%

8	Stony Point Apartment Investors LP (Panas Place) 99.9%

8	Wall Street Palmer House LP 99%

8	Wilmington Housing Associates LP (New Harbor Vista) 99.9%
7	Edison Capital Housing Partners XII LP 13.73759%GP
8	Cedarshores Limited Dividend Housing Association LP 99.99%

8	Heritage Partners LP 99.9%

8	Osage Terrace LP 99.89%

8	West Oaks Apartments LP 99.9%

8	Yale Street LP 99.9%
7	Edison Capital Housing Partners XIII LP 17.03513%GP
8	Alhambra Apartments LP 99.9%

8	Chamber Apartments LP (The Chamber Building) 99%

8	Park Land Senior Apartments Investors LP (Banducci) 99.9%

8	President John Adams Manor Apartments LP 99.9%

8	Riverwalk Apartments, Ltd. (Colorado) 99.8%

8	Rosecreek Senior Living LP 99.9%

8	Twin Ponds Apartments LP 99.9%

8	Women’s Westlake LP (Dorothy Day) 99.9%

8	Woodleaf Village LP 99.9%
7	Edison Capital Housing Partners XIV LP 7.6118%GP
8	Apollo Development Associates LP (Apollo Hotel) 99.9%

8	Carson Terrace LP 99.9%

8	Don Avante Association II LP (Village Avante) 99.9%

8	Preservation Properties I 99.9%

8	Preservation Properties II 99.9%

8	Preservation Properties III 99.9%

8	Preservation Properties IV 99.9%

8	Preservation Properties V 99.9%

8	Rowland Heights Preservation LP 99.9%

8	Springdale Preservation LP (Springdale West) 99.9%
7	Edison Capital Housing Partners XV LP 9.567%GP
8	708 Pico LP (Wavecrest Apartments) 99.9%

8	Benton Green LP 99.9%

8	Don Avante Association I LP (Don de Dios) 99.9%

8	Emmanuel Grant Company LLC (Capitol Heights) 99.9%

8	Highland Village Partners LP 99.9%

8	I.G. Partners LP (Islands Gardens) 99.9%

8	Karen Partners LP 99.9%

8	Lilac Estates LP 99.9%

8	Mountainlands Housing Partners LP (Holiday Village Apartments) 99.9%

8	NAHF Brockton LP (Southfield Gardens) 99.9%

8	Northern Senior Housing LP (St. Johnsbury) 99.9%

8	Park Place 1998, LLC 99.9%

8	Park Williams Partners LP 99.9%

8	Patriots Pointe at Colonial Hills LP 99.9%

8	PlumTree Preservation LP 99.9%

8	Poinsettia Housing Associates 99.9%

8	Project Home I LLC 99.99%

8	Saratoga Vacaville LP (Saratoga Senior) 99.9%

8	Serena Sunbow LP (Villa Serena) 99.9%

8	St. Regis Park LP (Pear Tree) 99.9%

8	Vista Sonoma Senior Living LP 99.9%

8	Westfair LLC (Cedar Ridge) 99.9%

8	Windrush Apartments of Statesville LP 99.9%

8	Wingate LLC (Regency Park) 99.9%
6	Edison Capital Contributions VI Partners 91.77%GP
7	ECH Investor Partners VI-A LP 15.3877%LP
8	Edison Capital Housing Partners VI LP 61.8166%LP
9	Admiralty Heights Associates II 1995 LP (Kent Manor) 99%

9	Affordable/Citrus Glenn Phase II, Ltd. (Citrus Glenn Apts. Phase II) 99%

9	Altamont Hotel Associates LP 99%

9	Bradley Manor Senior Apartments LP 99%

9	Double X Associates 1995 LP (Terrace Manor) 99%

9	Hamilton Place Apartments LP (Larkin Place) 99%

9	Hamilton Place Senior Living LP 99%

9	Hearthstone Group 3 LP (Evergreen Court) 99%

9	KDF Malabar LP (Malabar Apartments) 99%

9	LINC-Bristol Associates I, LP (City Gardens) 99%

9	MAS-WT, LP (Washington Terrace) 99%

9	Northwood Manor Associates LP 99%

9	Silver Lake Properties LP 99%

9	University Park Properties LP 99%

9	Upland Senior Housing LP (Coy D. Estes) 99%

9	Vista Properties LLC (Vista View) 99.9%

9	Vista Verde Townhomes II LLC 99%
7	ECH Investor Partners VI-B LP 99%LP
8	Edison Capital Housing Partners VI LP 37.1834%LP
9	Admiralty Heights Associates II 1995 LP (Kent Manor) 99%

9	Affordable/Citrus Glenn Phase II, Ltd. (Citrus Glenn Apts. Phase II) 99%

9	Altamont Hotel Associates LP 99%

9	Bradley Manor Senior Apartments LP 99%

9	Double X Associates 1995 LP (Terrace Manor) 99%

9	Hamilton Place Apartments LP (Larkin Place) 99%

9	Hamilton Place Senior Living LP 99%

9	Hearthstone Group 3 LP (Evergreen Court) 99%

9	KDF Malabar LP (Malabar Apartments) 99%

9	LINC-Bristol Associates I, LP (City Gardens) 99%

9	MAS-WT, LP (Washington Terrace) 99%

9	Northwood Manor Associates LP 99%

9	Silver Lake Properties LP 99%

9	University Park Properties LP 99%

9	Upland Senior Housing LP (Coy D. Estes) 99%

9	Vista Properties LLC (Vista View) 99.9%

9	Vista Verde Townhomes II LLC 99%
6	EDISON CAPITAL HOUSING DELAWARE, INC.

6	Edison Capital Housing Partners V LP 16.18%GP
7	AMCAL Santa Barbara Fund XXXVI LP (Positano) 99%

7	Bodega Hills Investors LP 99%

7	Mercy Housing California IV LP (Vista Grande) 99%

7	Park Place Terrace LP 99%

7	River Walk Apartments Homes LP 99%

7	San Diego Golden Villa Partners LP (Golden Villa) 98.9%

7	Santa Alicia Gardens Townhomes LP (The Gardens) 99%

7	St. Hedwig’s Gardens LP 99%

7	Sunshine Terrace LP 99%

7	Union Meadows Associates LLC 99%
6	Edison Capital Housing Partners VI LP 1%GP
7	Admiralty Heights Associates II 1995 LP (Kent Manor) 99%

7	Affordable/Citrus Glenn Phase II, Ltd. (Citrus Glenn Apts. Phase II) 99%

7	Altamont Hotel Associates LP 99%

7	Bradley Manor Senior Apartments LP 99%

7	Double X Associates 1995 LP (Terrace Manor) 99%

7	Hamilton Place Apartments LP (Larkin Place) 99%

7	Hamilton Place Senior Living LP 99%

7	Hearthstone Group 3 LP (Evergreen Court) 99%

7	KDF Malabar LP (Malabar Apartments) 99%

7	LINC-Bristol Associates I, LP (City Gardens) 99%

7	MAS-WT, LP (Washington Terrace) 99%

7	Northwood Manor Associates LP 99%

7	Silver Lake Properties LP 99%

7	University Park Properties LP 99%

7	Upland Senior Housing LP (Coy D. Estes) 99%

7	Vista Properties LLC (Vista View) 99.9%

7	Vista Verde Townhomes II LLC 99%
6	EDISON CAPITAL HOUSING MANAGEMENT

6	EDISON FUNDING OMICRON INCORPORATED (Delaware corporation) (formerly Edison Funding Omicron GP) 55.52% [Also owned 0.08% by Edison Funding Company and 44.40% by Edison Housing Consolidation Company, where Omicron subsidiaries are listed.]

6	EDISON HOUSING NORTH CAROLINA
7	Edison Capital Contributions VI Partners 4.03%GP
8	ECH Investor Partners VI-A LP 15.3877%LP
9	Edison Capital Housing Partners VI LP 61.8166%LP
10	Admiralty Heights Associates II 1995 LP (Kent Manor) 99%

10	Affordable/Citrus Glenn Phase II, Ltd. (Citrus Glenn Apts. Phase II) 99%

10	Altamont Hotel Associates LP 99%

10	Bradley Manor Senior Apartments LP 99%

10	Double X Associates 1995 LP (Terrace Manor) 99%

10	Hamilton Place Apartments LP (Larkin Place) 99%

10	Hamilton Place Senior Living LP 99%

10	Hearthstone Group 3 LP (Evergreen Court) 99%

10	KDF Malabar LP (Malabar Apartments) 99%

10	LINC-Bristol Associates I, LP (City Gardens) 99%

10	MAS-WT, LP (Washington Terrace) 99%

10	Northwood Manor Associates LP 99%

10	Silver Lake Properties LP 99%

10	University Park Properties LP 99%

10	Upland Senior Housing LP (Coy D. Estes) 99%

10	Vista Properties LLC (Vista View) 99.9%

10	Vista Verde Townhomes II LLC 99%

8	ECH Investor Partners VI-B LP 99%LP
9	Edison Capital Housing Partners VI LP 37.1834%LP
10	Admiralty Heights Associates II 1995 LP (Kent Manor) 99%

10	Affordable/Citrus Glenn Phase II, Ltd. (Citrus Glenn Apts. Phase II) 99%

10	Altamont Hotel Associates LP 99%

10	Bradley Manor Senior Apartments LP 99%

10	Double X Associates 1995 LP (Terrace Manor) 99%

10	Hamilton Place Apartments LP (Larkin Place) 99%

10	Hamilton Place Senior Living LP 99%

10	Hearthstone Group 3 LP (Evergreen Court) 99%

10	KDF Malabar LP (Malabar Apartments) 99%

10	LINC-Bristol Associates I, LP (City Gardens) 99%

10	MAS-WT, LP (Washington Terrace) 99%

10	Northwood Manor Associates LP 99%

10	Silver Lake Properties LP 99%

10	University Park Properties LP 99%

10	Upland Senior Housing LP (Coy D. Estes) 99%

10	Vista Properties LLC (Vista View) 99.9%

10	Vista Verde Townhomes II LLC 99%
6	EDISON HOUSING SOUTH CAROLINA
7	Edison Capital Contributions VI Partners 4.20%GP
8	ECH Investor Partners VI-A LP 15.3877%LP
9	Edison Capital Housing Partners VI LP 61.8166%LP
10	Admiralty Heights Associates II 1995 LP (Kent Manor) 99%

10	Affordable/Citrus Glenn Phase II, Ltd. (Citrus Glenn Apts. Phase II) 99%

10	Altamont Hotel Associates LP 99%

10	Bradley Manor Senior Apartments LP 99%

10	Double X Associates 1995 LP (Terrace Manor) 99%

10	Hamilton Place Apartments LP (Larkin Place) 99%

10	Hamilton Place Senior Living LP 99%

10	Hearthstone Group 3 LP (Evergreen Court) 99%

10	KDF Malabar LP (Malabar Apartments) 99%

10	LINC-Bristol Associates I, LP (City Gardens) 99%

10	MAS-WT, LP (Washington Terrace) 99%

10	Northwood Manor Associates LP 99%

10	Silver Lake Properties LP 99%

10	University Park Properties LP 99%

10	Upland Senior Housing LP (Coy D. Estes) 99%

10	Vista Properties LLC (Vista View) 99.9%

10	Vista Verde Townhomes II LLC 99%
8	ECH Investor Partners VI-B LP 99%LP
9	Edison Capital Housing Partners VI LP 37.1834%LP
10	Admiralty Heights Associates II 1995 LP (Kent Manor) 99%

10	Affordable/Citrus Glenn Phase II, Ltd. (Citrus Glenn Apts. Phase II) 99%

10	Altamont Hotel Associates LP 99%

10	Bradley Manor Senior Apartments LP 99%

10	Double X Associates 1995 LP (Terrace Manor) 99%

10	Hamilton Place Apartments LP (Larkin Place) 99%

10	Hamilton Place Senior Living LP 99%

10	Hearthstone Group 3 LP (Evergreen Court) 99%

10	KDF Malabar LP (Malabar Apartments) 99%

10	LINC-Bristol Associates I, LP (City Gardens) 99%

10	MAS-WT, LP (Washington Terrace) 99%

10	Northwood Manor Associates LP 99%

10	Silver Lake Properties LP 99%

10	University Park Properties LP 99%

10	Upland Senior Housing LP (Coy D. Estes) 99%

10	Vista Properties LLC (Vista View) 99.9%

10	Vista Verde Townhomes II LLC 99%
6	EHI DEVELOPMENT COMPANY

6	Florence Apartments LLC 99%

6	Kennedy Lofts Associates LP (Massachusetts partnership) 99%

6	Lovejoy Station LP 99.9%

6	Madison/Mollison LP (Park Mollison) 99.9%

6	Maplewood Housing Associates LP 99.9%

6	MH I LP 1%GP

6	MH II LP 1%GP

6	MH III LP 1%GP

6	MH IV LP 1%GP

6	MH V LP 1%GP
7	Centennial Place LP 99%
6	MHICAL 94 COMPANY [owns 19.32% of Edison Housing Consolidation Company; see listing under MHICAL 95 Company.]

6	MHICAL 94 LP (Delaware partnership) 1%GP
7	Mayacamas Village Associates LP 99%

7	West Capital Courtyard LP 99%
6	MHICAL 95 LP (Delaware partnership) 1%GP
7	Abby Associates LP (Windmere) 99%

7	Colina Vista LP 99%

7	ECH/HFC GP Partnership No. 2 43.3%GP
8	Edison Capital Housing Partners VIII LP 18.5396%GP
9	Catalonia Associates LP 99%

9	Ohlone Housing Associates LP 99%
7	Mercy Housing California VI LP (205 Jones) 99%
6	MHICAL 96 LP (Delaware partnership) 1%GP
7	ECH/HFC GP Partnership No. 1 50.44%GP
8	Edison Capital Housing Partners VII LP 19.4187%GP
9	C-Court LP (Cawelti Court) 99%

9	Cottonwood Affordable Housing LP (Verde Vista) 99%

9	Fifth and Wilshire Apartments LP 99%

9	Flagstaff Affordable Housing II, LP (Forest View Apts.) 99%

9	Huff Avenue Associates LP 99%

9	Mountain View Townhomes Associates LP 99%

9	Oak Forest Associates LP 99%

9	Paradise Road Partners LP (Gateway Village) 99%

9	Woodland Arms Apartments, Ltd. 99%
7	Edison Capital Affordable Housing 99A G.P. 36.47%GP
8	Edison Capital Housing Partners IX LP 13.5533%GP
9	1010 SVN Associates LP 99.9%

9	2814 Fifth Street Associates LP (Land Park Woods) 99%

9	Alma Place Associates LP 99%

9	Knolls Community Associates LP 99.9%

9	Monterra Village Associates LP 99%

9	Pacific Terrace Associates LP 99.9%

9	Sherman Glen, LLC 99%

9	Strobridge Housing Associates LP 99%

9	Trolley Terrace Townhomes LP 99.9%

9	Walnut Avenue Partnership LP 99%
7	Greenway Village Associates LP 99%

7	Kennedy Court Partners LP 99%

7	Klamath Associates LP 99%

7	Westgate Townhomes Associates LP 99%
6	MHICAL 95 COMPANY
7	EDISON HOUSING CONSOLIDATION COMPANY (formerly Edison Housing Georgia) 29.90%
8	EDISON FUNDING OMICRON INCORPORATED (Delaware corporation) (formerly Edison Funding Omicron GP) 44.40% [also owned 0.08% by Edison Funding Company and 55.52% by Edison Capital Housing Investments]
9	1856 Wells Court Partners, LP (Wells Court) 99%

9	AE Associates LP (Avenida Espana) 99%

9	Agape Housing LP 99%

9	Brantwood II Associates LP 99%

9	Brooks School Associates LP 99%

9	Bryn Mawr — Belle Shore LP, The 99%

9	Bush Hotel LP 99%

9	Centro Partners LP (El Centro) 99%

9	Coyote Springs Apartments Associates LP 99%

9	Cypress Cove Associates 99%

9	Del Carlo Court Associates LP 99%

9	Delta Plaza Apartments LP 99%

9	EDISON FUNDING OLIVE COURT 100%GP
10	Olive Court Housing Associates LP 1.1%
9	El Barrio Academy Urban Renewal Associates, LP (Academy Street) 99%

9	Elizabeth West and East LP 99%

9	Ginzton Associates LP 99%

9	Grossman Apartments Investors LP 99%

9	HMB-Atlanta I LP (Spring Branch) 99%

9	Holy Family Associates LP 99%

9	Lackawana Housing Associates LLC (Goodwill Neighborhood Residences) 99%

9	Maplewood School Apartments LP 99%

9	McFarland Press Associates LP 99%

9	Mercantile Housing LLC (Mercantile Square) 99%

9	Merrill Road Associates LP 99%

9	MH I LP 99%

9	MHICAL 94 LP (Delaware partnership) 99%LP
10	Mayacamas Village Associates LP 99%

10	West Capital Courtyard LP 99%
9	MHICAL 95 LP (Delaware partnership) 99%LP
10	Abby Associates LP (Windmere) 99%

10	Colina Vista LP 99%

10	ECH/HFC GP Partnership No. 2 43.3%GP
11	Edison Capital Housing Partners VIII LP 18.5396%GP
12	Catalonia Associates LP 99%

12	Ohlone Housing Associates LP 99%
10	Mercy Housing California VI LP (205 Jones) 99%
9	MHICAL 96 LP (Delaware partnership) 99%LP
10	Greenway Village Associates LP 99%

10	Kennedy Court Partners LP 99%

10	Klamath Associates LP 99%

10	Westgate Townhomes Associates LP 99%
9	Mid-Peninsula Century Village Associates LP (Century Village) 99%

9	Mission Capp LP 99%

9	Mission Housing Partnership 1996 LP (Delaware partnership) 99%LP

9	North Park Village II LLC 99%

9	Oceanside Gardens LP 99%

9	Omaha Amber Ridge LP (Amber Ridge) 98.9%

9	Ontario Senior Housing LP (Ontario Plaza) 0.1%

9	Open Door Associates LP (West Valley) 99%

9	Richmond City Center Associates LP 99%

9	Riverside/Liebrandt Partners LP (La Playa) 99%

9	Roebling Village Inn Urban Renewal LP 99%

9	Santa Paulan Senior Apartments Associates LP (The Paulan) 99%

9	South Winery Associates LP (The Winery Apartments) 99%

9	Stoney Creek Associates LP 99%

9	Studebaker Building LP 99%

9	Thomson Rental Housing, LP (Washington Place) 99%

9	Tuscany Associates LP (Tuscany Villa) 99%

9	Villa Maria Housing Partnership 99%

9	Washington Creek Associates LP 99%

9	YWCA Villa Nueva Partners 99%
6	MHICAL 96 COMPANY [owns 8.96% of Edison Housing Consolidation Company; see listing under MHICAL 95 Company.]
7	MHICAL 96 LP (Delaware partnership) 99%
8	ECH/HFC GP Partnership No. 1 50.44%GP
9	Edison Capital Housing Partners VII LP 19.4187%GP
10	C-Court LP (Cawelti Court) 99%

10	Cottonwood Affordable Housing LP (Verde Vista) 99%

10	Fifth and Wilshire Apartments LP 99%

10	Flagstaff Affordable Housing II, LP (Forest View Apts.) 99%

10	Huff Avenue Associates LP 99%

10	Mountain View Townhomes Associates LP 99%

10	Oak Forest Associates LP 99%

10	Paradise Road Partners LP (Gateway Village) 99%

10	Woodland Arms Apartments, Ltd. 99%
8	Edison Capital Affordable Housing 99A G.P. 36.47%GP
9	Edison Capital Housing Partners IX LP 13.5533%GP
10	1010 SVN Associates LP 99.9%

10	2814 Fifth Street Associates LP (Land Park Woods) 99%

10	Alma Place Associates LP 99%

10	Knolls Community Associates LP 99.9%

10	Monterra Village Associates LP 99%

10	Pacific Terrace Associates LP 99.9%

10	Sherman Glen, LLC 99%

10	Strobridge Housing Associates LP 99%

10	Trolley Terrace Townhomes LP 99.9%

10	Walnut Avenue Partnership LP 99%
6	MHICAL 97 COMPANY
7	MHICAL 97 LP (Delaware partnership) 99%
8	ECH/HFC GP Partnership No. 1 14.66%GP
9	Edison Capital Housing Partners VII LP 19.4187%GP
10	C-Court LP (Cawelti Court) 99%

10	Cottonwood Affordable Housing LP (Verde Vista) 99%

10	Fifth and Wilshire Apartments LP 99%

10	Flagstaff Affordable Housing II, LP (Forest View Apts.) 99%

10	Huff Avenue Associates LP 99%

10	Mountain View Townhomes Associates LP 99%

10	Oak Forest Associates LP 99%

10	Paradise Road Partners LP (Gateway Village) 99%

10	Woodland Arms Apartments, Ltd. 99%
8	Edison Capital Affordable Housing 99A G.P. 33.05%
9	Edison Capital Housing Partners IX LP 13.5533%GP
10	1010 SVN Associates LP 99.9%

10	2814 Fifth Street Associates LP (Land Park Woods) 99%

10	Alma Place Associates LP 99%

10	Knolls Community Associates LP 99.9%

10	Monterra Village Associates LP 99%

10	Pacific Terrace Associates LP 99.9%

10	Sherman Glen, LLC 99%

10	Strobridge Housing Associates LP 99%

10	Trolley Terrace Townhomes LP 99.9%

10	Walnut Avenue Partnership LP 99%
7	MHICAL 97 LP (Delaware partnership) 99%LP
8	Garnet Housing Associates LP 99%
6	MHICAL 97 LP (Delaware partnership) 1%GP
7	ECH/HFC GP Partnership No. 1 14.66%GP
8	Edison Capital Housing Partners VII LP 19.4187%GP
9	C-Court LP (Cawelti Court) 99%

9	Cottonwood Affordable Housing LP (Verde Vista) 99%

9	Fifth and Wilshire Apartments LP 99%

9	Flagstaff Affordable Housing II, LP (Forest View Apts.) 99%

9	Huff Avenue Associates LP 99%

9	Mountain View Townhomes Associates LP 99%

9	Oak Forest Associates LP 99%

9	Paradise Road Partners LP (Gateway Village) 99%

9	Woodland Arms Apartments, Ltd. 99%
7	Edison Capital Affordable Housing 99A G.P. 33.05%GP
8	Edison Capital Housing Partners IX LP 13.5533%GP
9	1010 SVN Associates LP 99.9%

9	2814 Fifth Street Associates LP (Land Park Woods) 99%

9	Alma Place Associates LP 99%

9	Knolls Community Associates LP 99.9%

9	Monterra Village Associates LP 99%

9	Pacific Terrace Associates LP 99.9%

9	Sherman Glen, LLC 99%

9	Strobridge Housing Associates LP 99%

9	Trolley Terrace Townhomes LP 99.9%

9	Walnut Avenue Partnership LP 99%
7	Garnet Housing Associates LP 99%
6	MHIFED 94 LP (Delaware partnership) 1%GP; 99%LP to Bell Atlantic
7	Berry Avenue Associates LP 99%

7	Carlton Way Apartments LP 99%

7	CDR Senior Housing Associates (Casa del Rio) 99%

7	Corona Ely/Ranch Associates LP 99%

7	Fairview Village Associates LP 99%

7	Fell Street Housing Associates LP 99%

7	Hope West Apartments LP 99%

7	Morrone Gardens Associates LP 99%

7	Pajaro Court Associates LP 99%

7	Tierra Linda Associates LP 99%

7	Tlaquepaque Housing Associates LP 99%
6	MHIFED 95 LP (Delaware partnership) 1%GP; 99%LP to Bell Atlantic
7	1101 Howard Street Associates LP 99%

7	Avalon Courtyard LP (Carson Senior Housing) 99%

7	Hollywood El Centro LP 99%

7	La Brea/Franklin LP 99%

7	Larkin Pine LP 99%

7	Mercy Housing California III LP (3rd and Reed) 99%

7	Pinole Grove Associates LP 99%

7	Second Street Center LP (Santa Monica) 99%

7	Solinas Village Partners LP 99%

7	Three Oaks Housing LP 99%
6	MHIFED 96 LP (Delaware partnership) 5%GP; 95%LP to Cargill
7	Lavell Village Associates LP 99%

7	North Town Housing Partners LP (Villa del Norte Village) 99%

7	Poco Way Associates LP 99%

7	Seasons Affordable Senior Housing LP 99%
6	MHIFED 96A LP (Delaware partnership) 1%GP; 99%LP to Bell Atlantic
7	Good Samaritan Associates LP 99%

7	Metro Senior Associates LP 99%

7	Oxnard Housing Associates LP 99%

7	Reseda Village LP 99%

7	Round Walk Village Apartments LP 99%

7	Santa Alicia Family Housing Associates 99%

7	Vine Street Court LP 99%

7	Vine Street Court LP II 99%
6	MISSION HOUSING ALPHA
7	LL Housing LLC 24.5%
8	LL Housing LP (Laurel Lakes) 1%
7	Quebec Arms Apartments LP 0.05% GP

7	University Manor Apartment LP 0.05% GP
6	MISSION HOUSING BETA [owns 2.58% of Edison Housing Consolidation Company; see listing under MHICAL 95 Company.]

6	MISSION HOUSING DELTA [owns 1.07% of Edison Housing Consolidation Company; see listing under MHICAL 95 Company.]
7	MH II LP 99%

7	MH III LP 99%

7	MH IV LP 99%

7	MH V LP 99%
8	Centennial Place LP 99%

6	MISSION HOUSING EPSILON [owns 0.54% of Edison Housing Consolidation Company; see listing under MHICAL 95 Company.]
7	Edison Capital Affordable Housing 99A G.P. 2.78%
8	Edison Capital Housing Partners IX LP 13.5533%GP
9	1010 SVN Associates LP 99.9%

9	2814 Fifth Street Associates LP (Land Park Woods) 99%

9	Alma Place Associates LP 99%

9	Knolls Community Associates LP 99.9%

9	Monterra Village Associates LP 99%

9	Pacific Terrace Associates LP 99.9%

9	Sherman Glen, LLC 99%

9	Strobridge Housing Associates LP 99%

9	Trolley Terrace Townhomes LP 99.9%

9	Walnut Avenue Partnership LP 99%
7	Hotel Elkhart L.L.C. (The Cornerstone) 99%
6	MISSION HOUSING GAMMA [owns 1.73% of Edison Housing Consolidation Company; see listing under MHICAL 95 Company.]

6	MISSION HOUSING HOLDINGS [owns 13.10% of Edison Housing Consolidation Company; see listing under MHICAL 95 Company.]

6	Mission Housing Partnership 1996 LP (Delaware partnership) 1%GP

6	MISSION HOUSING THETA
7	MISSION FUNDING THETA [owns 0.01% of Edison Housing Consolidation Company; see listing under MHICAL 95 Company.]
8	Brantwood II Associates LP 0.01%LP

8	Brooks School Associates LP 0.01%LP

8	Edison Capital Affordable Housing 99A G.P. 0.01%
9	Edison Capital Housing Partners IX LP 13.5533%GP
10	1010 SVN Associates LP 99.9%

10	2814 Fifth Street Associates LP (Land Park Woods) 99%

10	Alma Place Associates LP 99%

10	Knolls Community Associates LP 99.9%

10	Monterra Village Associates LP 99%

10	Pacific Terrace Associates LP 99.9%

10	Sherman Glen, L.L.C. 99%

10	Strobridge Housing Associates LP 99%

10	Trolley Terrace Townhomes LP 99.9%

10	Walnut Avenue Partnership LP 99%
8	Edison Capital Affordable Housing 99B G.P. 0.01%
9	Edison Capital Housing Partners X LP 19.3952%GP
10	Beacon Manor Associates LP 99.9%

10	Boulder Creek Apartments LP 99.9%

10	Burlington Senior Housing LLC 99.9%

10	CCS/Renton Housing LP (Renton) 99.9%

10	Coolidge Station Apartments L.L.C. 99%

10	Lark Ellen LP 99%

10	Mercy Housing California IX LP (Sycamore) 99.9%

10	Morgan Hill Ranch Housing LP 99%

10	Pacifica Community Associates LP (Villa Pacifica) 99.9%

10	Persimmon Associates LP (Persimmon Tree) 99%

10	Providence-Brown Street Housing LP (Brown Street) 99.9%

10	San Juan Commons 1996 LP 99.9%

10	Timber Sound, Ltd. 99%

10	Timber Sound II, Ltd. 99%

10	Trinity Park Apartments LP 99.9%

10	Venbury Trail LP 99.9%
8	El Barrio Academy Urban Renewal Associates, LP (Academy Street) 0.01%LP

8	Lackawana Housing Associates LLC (Goodwill Neighborhood Residences) 0.01%LP

8	Oakdale Terrace Leased Housing Associates LP 0.01%

8	Roebling Village Inn Urban Renewal LP 0.01%LP

8	Westfield Condominium Investment LP 0.01%
7	Mission Housing Investors Partnership 5%GP; 95%LP to GECC
8	1028 Howard Street Associates LP 99%

8	Forest Winds Associates LP 99%

8	Glen Eden Associates LP (A Street) 99%

8	Gray’s Meadows Investors LP 99%

8	Prince Bozzuto LP (Fairground Commons) (Maryland partnership) 99%

8	Rancho Park Associates LP 99%

8	Rustic Gardens Associates LP 99%

8	Sea Ranch Apartments LP 99%

8	Springdale Kresson Associates LP (Jewish Federation) (New Jersey partnership) 99%
6	National Boston Lofts Associates LLLP (Boston Lofts) 99%

6	Oakdale Terrace Leased Housing Associates LP 98.99%

6	OL Hope LP (Olympic Hope) 99.9%

6	Olive Court Apartments LP 98.9%

6	Pacific Vista Las Flores LP (Vista Las Flores) 99.9%

6	Palmer Heights, LLC 99.9%

6	Pilot Grove LP (Massachusetts partnership) 99%

6	San Martin de Porres LP 99.9%

6	Tabor Grand LP (Colorado partnership) 99%

6	Terra Cotta Housing Associates LP 99.9%

6	West Valley Hart LP (Hart and Alabama) 99.9%

6	Westfield Condominium Investment LP 98.99%

6	White Mountain Apache LP 99%
5	EDISON FUNDING OMICRON INCORPORATED (Delaware corporation) (formerly Edison Funding Omicron GP) 0.08% [also owned 55.52% by Edison Capital Housing Investments and 44.40% by Edison Housing Consolidation Company]
6	EDISON FUNDING OLIVE COURT 100%
7	Olive Court Housing Associates LP 1.1%
5	MISSION FUNDING BETA

5	MISSION FUNDING EPSILON
6	Edison Capital (Bermuda) Investments, Ltd. (Bermuda corporation) Address: Clarendon House, 2 Church Street, Hamilton HM CX, Bermuda
7	Edison Capital LAI (Bermuda) Ltd. (Bermuda corporation) Address: Clarendon House, 2 Church Street, P.O. Box HM666, Hamilton HM CX, Bermuda
8	Trinidad and Tobago Methanol Company Limited 1.0%
7	Edison Capital Latin American Investments (Bermuda) Ltd. (Bermuda corporation) 33.3% Address: Clarendon House, 2 Church Street, P.O. Box HM666, Hamilton HM CX, Bermuda
8	AIG Asian Infrastructure Fund II LP 5.8%

8	AIG-GE Capital Latin American Infrastructure Fund LP 8%

8	AIG Emerging Europe Infrastructure Fund LP 22.70%

8	AIG Emerging Europe Infrastructure Management LP 18.05%GP
6	Edison Capital Latin American Investments (Bermuda) Ltd. (Bermuda corporation) 33.3%
7	AIG Asian Infrastructure Fund II LP 5.8%

7	AIG-GE Capital Latin American Infrastructure Fund LP 7.89%
8	Andes Energy XII Ltd. 100%
9	Paz Holdings Ltd. 43.22%
10	Compania Adminstradora de Empresas Bolivia S.A. (“Cade”) 12.55% (Bolivian service company) Address: Edificio Electropaz SA, subsuelo Plaza Venezuela No. 1401 esq. Loayza, La Paz, Bolivia

10	Electricidad de La Paz S.A. (“Electropaz”) 10% (Bolivian foreign utility company) [FUCO] Address: Avenida Illimani l973, Casilla 10511, La Paz, Bolivia

10	Empresa de Luz y Fuerza Electrica de Oruro S.A. (“Elfeo”) 12.55% (Bolivian foreign utility company) [FUCO] Address: Calle Junin No. 710, Casilla No. 53, Oruro, Bolivia

10	Empresa de Servicios Edeser S.A. (“Edeser”) 12.55% (Bolivian service company) Address: Iturralde No. 1309, Miraflores, La Paz, Bolivia
7	AIG Emerging Europe Infrastructure Fund LP 22.7%

7	AIG Emerging Europe Infrastructure Management LP 18.05%GP
6	Paz Holdings Ltd. 30.42%

7	Compania Adminstradora de Empresas Bolivia S.A. (“Cade”) 12.55% (Bolivian service company) Address: Edificio Electropaz SA, subsuelo Plaza Venezuela No. 1401 esq. Loayza, La Paz, Bolivia

7	Electricidad de La Paz S.A. (“Electropaz”) 10% (Bolivian foreign utility company) [FUCO] Address: Avenida Illimani 1973, Casilla 10511, La Paz, Bolivia

7	Empresa de Luz y Fuerza Electrica de Oruro S.A. (“Elfeo”) 12.55% (Bolivian foreign utility company) [FUCO] Address: Calle Junin No. 710, Casilla No. 53, Oruro, Bolivia

7	Empresa de Servicios Edeser S.A. (“Edeser”) 12.55% (Bolivian service company) Address: Iturralde No. 1309, Miraflores, La Paz, Bolivia
6	EDISON CAPITAL LATIN AMERICAN INVESTMENTS HOLDING COMPANY (Delaware corporation)
7	Edison Capital Latin American Investments (Bermuda) Ltd. (Bermuda corporation) 33.3%
8	AIG Asian Infrastructure Fund II LP 5.8%

8	AIG-GE Capital Latin American Infrastructure Fund LP 7.89%

8	AIG Emerging Europe Infrastructure Fund LP 22.70%

8	AIG Emerging Europe Infrastructure Management LP 18.05%GP
6	Edison Capital (Netherlands) Holdings Company B.V. [liquidated by Court of Justice in August 2005; final tax returns filed 05/12/2006] Address: Herengracht 548, 1017 CG Amsterdam, Netherlands
7	Edison Capital (Netherlands) Investments B.V. [liquidated by Court of Justice in August 2005; final tax returns filed 05/12/2006] Address: Herengracht 548, 1017 CG Amsterdam, Netherlands
6	MISSION FUNDING ALPHA
7	MISSION FUNDING MU
8	EPZ Mission Funding Mu Trust (equity interest in foreign utility company) [FUCO] Address: c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Square, Wilmington, Delaware 19890-0004
6	MISSION FUNDING DELTA

6	MISSION FUNDING NU
7	EPZ Mission Funding Nu Trust (equity interest in foreign utility company) [FUCO] Address: c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Square, Wilmington, Delaware 19890-0004
6	Mission Investments, Inc. (U.S. Virgin Islands corp.) Address: ABN Trustcompany, Guardian Building, Havensight, 2nd Floor, St. Thomas, U.S. Virgin Islands

6	Mission (Bermuda) Investments, Ltd. (Bermuda corp.) Address: Clarendon House, 2 Church Street, Hamilton HM CX, Bermuda
5	MISSION FUNDING GAMMA

5	MISSION FUNDING KAPPA
4	MISSION RENEWABLE ENERGY MANAGEMENT SERVICES (formerly Burlington Apartments, Inc.)
3	MISSION LAND COMPANY is a California corporation having its principal place of business at 18101 Von Karman Avenue, Suite 1700, Irvine, California 92612-1046. It is engaged, directly and through its subsidiaries, in the business of owning, managing and selling industrial parks and other real property investments. The subsidiaries and partnerships of Mission Land Company are listed below. Unless otherwise indicated, all entities are corporations, are organized under the laws of the State of California, and have the same principal place of business as Mission Land Company.
4	ASSOCIATED SOUTHERN INVESTMENT COMPANY

4	CALABASAS PALATINO, INC. (inactive; dissolution pending) 4 Centrelake Partners, LP (limited partnership) 98%LP (inactive; cancellation pending)

4	IRWINDALE LAND COMPANY (inactive; dissolution pending)

4	MISSION AIRPORT PARK DEVELOPMENT CO. (inactive)
5	Centrelake Partners, LP (limited partnership) 2%GP (inactive; cancellation pending)

5	Mission Vacaville LP (limited partnership) 1%GP (inactive)
4	MISSION INDUSTRIAL CONSTRUCTORS, INC. (inactive; dissolution pending)

4	Mission-Oceangate 75%GP (inactive)

4	MISSION/ONTARIO, INC. (inactive; dissolution pending)

4	MISSION SOUTH BAY COMPANY (inactive)
5	Mission-Oceangate 25%GP (inactive)
4	Mission Vacaville LP (limited partnership) 99%LP (inactive)

3	MISSION ENERGY HOLDING COMPANY is a Delaware corporation having its principal place of business at 2600 Michelson Drive, Suite 1700, Irvine, California 92612. Mission Energy Holding Company owns the stock of Edison Mission Energy.
4	EDISON MISSION ENERGY is a Delaware corporation having its principal place of business at 18101 Von Karman Avenue, Suite 1700, Irvine, California 92612-1046. Edison Mission Energy owns the stock of a group of corporations which, primarily through partnerships with non-affiliated entities, are engaged in the business of developing, owning, leasing and/or operating cogeneration and other energy or energy-related projects pursuant to the Public Utility Regulatory Policies Act of 1978. Edison Mission Energy, through wholly owned subsidiaries, also has ownership interests in a number of independent power projects in operation or under development that either have been reviewed by the Commission’s staff for compliance with the Act or are or will be exempt wholesale generators or foreign utility companies under the Energy Policy Act of 1992. In addition, some Edison Mission Energy subsidiaries have made fuel-related investments and a limited number of non-energy related investments. The subsidiaries and partnerships of Edison Mission Energy are listed below. Unless otherwise indicated, all entities are corporations, are organized under the laws of the State of California and have the same principal place of business as Edison Mission Energy.

5	AGUILA ENERGY COMPANY
6	American Bituminous Power Partners, LP (Delaware limited partnership) 49.5%; 50% with Pleasant Valley Address: Grant Town Power Plant, Highway 17, Grant Town, WV 26574

5	ALAMOSA SOLAR ARRAY, LLC (Delaware LLC) (inactive) 100% (Disregarded as a separate entity for tax purposes)

5	ANACAPA ENERGY COMPANY
6	Salinas River Cogeneration Company (California general partnership) 50% Address: Star Route 42, Sargents Road, San Ardo, CA 93450
5	ARCHBALD POWER, LLC (Delaware LLC) (inactive) 100%

5	ARROWHEAD ENERGY COMPANY (inactive)
6	Crown Energy, L.P. (New Jersey limited partnership) (inactive) 50%LP; 100% w/ Thorofare, Mission/Eagle
5	Buffalo Bear LLC (Oklahoma LLC) 100% (Disregarded as a separate entity for tax purposes)

5	CADY SOLAR ARAY, LLC (Delaware LLC) (inactive) 100% (Disregarded as a separate entity for tax purposes)

5	CAMINO ENERGY COMPANY
6	Watson Cogeneration Company (California general partnership) 49% Address: 22850 South Wilmington Avenue, Carson, CA 90749
5	CHESTER ENERGY COMPANY

5	CORUM SOLAR ARRAY, LLC (Delaware LLC) (inactive) 100% (Disregarded as a separate entity for tax purposes)

5	DEL MAR ENERGY COMPANY(Disregarded as a separate entity for tax purposes)
6	Mid-Set Cogeneration Company (California general partnership) 50% Address: 13705 Shalae Road, Fellows, CA 93224
5	DESERT SUNRISE ENERGY COMPANY (Nevada corporation) (inactive)

5	East Guymon Wind LLC (Oklahoma LLC) 100% (Disregarded as a separate entity for tax purposes)

5	EDISON MISSION CARSON CORP. (Delaware corporation)
6	Carson Hydrogen Power, LLC (Delaware LLC) (49%)
5	EDISON MISSION DEVELOPMENT, INC. (Delaware corporation) 100%

5	EDISON MISSION ENERGY FUEL
6	EDISON MISSION ENERGY PETROLEUM
5	Edison Mission Energy Interface Ltd. (Canadian corporation) Address: 2 Sheppard Ave. E. #200, North York, Ontario, Canada

5	EDISON MISSION ENERGY SERVICES, INC. [formerly Edison Mission Energy Fuel Services, Inc.] [PowerGen project]

5	EDISON MISSION FUEL RESOURCES, INC. (Delaware corporation) [Com Ed Project]

5	EDISON MISSION FUEL TRANSPORTATION, INC. (Delaware corporation) [Com Ed Project]

5	EDISON MISSION MARKETING AND TRADING, INC.
6	Edison Mission Solutions, LLC (Delaware LLC) 100% (formerly Midwest Generation Energy Services, LLC Delaware LLC) (formerly CP Power Sales Eighteen, L.L.C.) 100%
Address: One Financial Place, 400 South LaSalle Street, Suite 3500, Chicago, Illinois 60605
5	EDISON MISSION HOLDINGS CO. (formerly EME Homer City Holdings Co.)
6	CHESTNUT RIDGE ENERGY COMPANY 100%

7	EME HOMER CITY GENERATION, L.P. (Pennsylvania limited partnership) 99.9%LP [EWG] Address: 1750 Power Plant Road, Homer City, PA 15748-8009
6	EDISON MISSION FINANCE CO. 100%

6	HOMER CITY PROPERTY HOLDINGS, INC. 100%

6	MISSION ENERGY WESTSIDE, INC. 100%
7	EME HOMER CITY GENERATION, L.P. (Pennsylvania limited partnership) 0.1%GP [EWG] Address: 1750 Power Plant Road, Homer City, PA 15748-8009
5	EDISON MISSION OPERATION AND MAINTENANCE, INC.

5	EDISON MISSION PROJECT CO. (formerly EME UK International, Inc.) (Delaware corporation) (inactive) 100%

5	EDISON MISSION WIND, INC. (Delaware corporation) 100%
6	Aubrey Cliffs Wind, LLC (Delaware LLC) 1% Address:

6	Bandana Point Wind, LLC (Delaware LLC) 1% Address:

6	Clear Creek Wind, LLC (Delaware LLC) 1% Address:

6	EDISON MISSION MID-ATLANTIC, INC. (Delaware corporation) 100% Address for Edison Mission Mid-Atlantic’s subsidiaries: 10592 Perry Highway, #210, Wexford, PA 15090
7	Dan’s Mountain Wind Force, LLC (Delaware LLC) 5%

7	Liberty Gap Wind Force, LLC (Delaware LLC) 5%

7	Mt. Storm Wind Force, LLC (Delaware LLC) 5%

7	Pinnacle Wind Force, LLC (Delaware LLC) 5%

7	Rich Mtn. Wind Force, LLC (Delaware LLC) 5%

7	Savage Mtn. Wind Force, LLC (Delaware LLC) 5%
6	EDISON MISSION MIDWEST II, INC. (Delaware corporation) 100%
7	Big Sky Wind, LLC (Delaware LLC) 100.0% (Disregarded as a separate entity for tax purposes)

7	Blue Ridge Wind, LLC (Delaware LLC) 5%

7	Burr Ridge Wind, LLC (Delaware LLC) 5%

7	Conestoga Wind, LLC (Delaware LLC) 5%

7	Grande Prairie Wind, LLC (Delaware LLC) 5%

7	Hampshire Highlands Wind, LLC (Delaware LLC) 5%

7	Holt County Wind, LLC (Delaware LLC) 5%

7	Laredo Ridge Wind, LLC (Delaware LLC) 5%

7	Pine Hill Wind, LLC (Delaware LLC) 5%

7	Stony Brook Wind, LLC (Delaware LLC) 5.0%

7	Walnut Ridge Wind, LLC (Delaware LLC) 5.0%
6	Foresight Flying M, LLC (Grapevine) (Delaware LLC) 1% Address:

6	Guadalupe Mountains Wind, LLC (Delaware LLC) 1% Address:

6	Hurricane Cliffs Wind, LLC (Delaware LLC) 1% Address:

6	MISSION FUNDING ZETA
7	Ogden Martin Systems of Huntington LP (New York partnership) 15.15%

7	Lakota Ridge LLC (Delaware LLC) 75% [EWG, QF] Address: c/o DanMar and Associates, 520 Fifth Avenue SE, Pipestone, Minnesota 56164

7	MISSION BINGHAM LAKE WIND, LLC (Minnesota LLC) 100%GP — [50% Sale Pending] [Disregarded as a separate entity for tax purposes.]
Address for Mission Bingham Lake Wind and all of its subsidiaries: c/o DanMar and Associates, 520 Fifth Avenue SE, Pipestone, Minnesota 56164
8	ALP Wind, LLC (Minnesota LLC) 99%LP [QF]
9	Windom Transmission, LLC (Minnesota LLC) 8.25%LP
8	HyperGen, LLC (Minnesota LLC) 99%LP [QF]]
9	Windom Transmission, LLC (Minnesota LLC) 8.25%LP
8	JMC Wind, LLC (Minnesota LLC) 99%LP [QF]
9	Windom Transmission, LLC (Minnesota LLC) 8.25%LP
8	LimiEnergy, LLC (Minnesota LLC) 99%LP [QF]
9	Windom Transmission, LLC (Minnesota LLC) 8.25%LP
8	Maiden Winds, LLC (Minnesota LLC) 99%LP [QF]
9	Windom Transmission, LLC (Minnesota LLC) 8.25%LP
8	MD and E Wind, LLC (Minnesota LLC) 99%LP [QF]

9	Windom Transmission, LLC (Minnesota LLC) 8.25%LP
8	Power Beyond, LLC (Minnesota LLC) 99%LP [QF]
9	Windom Transmission, LLC (Minnesota LLC) 8.25%LP
8	Power Blades Windfarm, LLC (Minnesota LLC) 99%LP [QF]
9	Windom Transmission, LLC (Minnesota LLC) 8.25%LP
8	Stony Hills Wind Farm, LLC (Minnesota LLC) 99%LP [QF]
9	Windom Transmission, LLC (Minnesota LLC) 8.25%LP
8	Tower of Power, LLC (Minnesota LLC) 99%LP [QF]
9	Windom Transmission, LLC (Minnesota LLC) 8.25%LP
8	Whispering Wind Acres, LLC (Minnesota LLC) 99%LP [QF]
9	Windom Transmission, LLC (Minnesota LLC) 8.25%LP
8	White Caps Windfarm, LLC (Minnesota LLC) 99%LP [QF]]
9	Windom Transmission, LLC (Minnesota LLC) 8.25%LP
8	Windom Transmission, LLC (Minnesota LLC) 1.0%LP
7	MISSION COMMUNITY WIND NORTH, INC. (Delaware corporation)

7	MISSION MINNESOTA WIND, LLC (Delaware LLC) 100%GP
[Disregarded as separate entity for tax purposes.]
Address for Mission Minnesota Wind and all of its interests except Jeffers Wind 20, LLC: c/o DanMar and Associates, 520 Fifth Avenue SE, Pipestone, Minnesota 56164
Address: 120 S. Sixth St., Minnesota, MN 55402
8	Bisson Windfarm, LLC (Minnesota LLC) 95%LP [EWG, QF]
9	DanMar Transmission, LLC (Minnesota LLC) 19.9%LP
8	Boeve Windfarm, LLC (Minnesota LLC) 99%LP [EWG, QF]

8	CG Windfarm, LLC (Minnesota LLC) 99%LP [See [EWG, QF]
9	DanMar Transmission, LLC (Minnesota LLC) 19.9%LP
8	Fey Windfarm, LLC (Minnesota LLC) 99%LP [EWG, QF]

8	K-Brink Windfarm, LLC (Minnesota LLC) 99%LP [EWG, QF]

8	TG Windfarm, LLC (Minnesota LLC) 99%LP [EWG, QF]
9	DanMar Transmission, LLC (Minnesota LLC) 19.9%LP
8	Tofteland Windfarm, LLC (Minnesota LLC) 91%LP [EWG, QF]
9	DanMar Transmission, LLC (Minnesota LLC) 19.9%LP
8	Westridge Windfarm, LLC (Minnesota LLC) 92%LP [EWG, QF]
9	DanMar Transmission, LLC (Minnesota LLC) 19.9%LP
8	Windcurrent Farms, LLC (Minnesota LLC) 99%LP [EWG, QF]

8	DanMar Transmission, LLC (Minnesota LLC) 0.5%LP

8	Carstensen Wind, LLC (Minnesota LLC) 99%LP [EWG, QF]
9	West Pipestone Transmission, LLC (Minnesota LLC)19.9%LP
8	Greenback Energy, LLC (Minnesota LLC) 99%LP [EWG, QF]
9	West Pipestone Transmission, LLC (Minnesota LLC)19.9%LP
8	Lucky Wind, LLC (Minnesota LLC) 99%LP [EWG, QF]
9	West Pipestone Transmission, LLC (Minnesota LLC)19.9%LP
8	Northern Lights Wind, LLC (Minnesota LLC) 99%LP [EWG, QF]
9	West Pipestone Transmission, LLC (Minnesota LLC)19.9%LP
8	Stahl Wind Energy, LLC (Minnesota LLC) 99%LP [EWG, QF]
9	West Pipestone Transmission, LLC (Minnesota LLC)19.9%LP
8	West Pipestone Transmission, LLC (Minnesota LLC) 0.5%LP

8	Bendwind, LLC (Minnesota LLC) 99%LP [EWG]
9	East Ridge Transmission, LLC (Minnesota LLC) 12.375%LP
8	Degreeff DP LLC (Minnesota LLC) 99%LP [EWG]
9	East Ridge Transmission, LLC (Minnesota LLC) 12.375%LP
8	Degreeffpa, LLC (Minnesota LLC) 99%LP [EWG]
9	East Ridge Transmission, LLC (Minnesota LLC) 12.375%LP
8	Groen Wind, LLC (Minnesota LLC) 99%LP [EWG]
9	East Ridge Transmission, LLC (Minnesota LLC) 12.375%LP
8	Hillcrest Wind, LLC (Minnesota LLC) 99%LP [EWG]
9	East Ridge Transmission, LLC (Minnesota LLC) 12.375%LP
8	Larswind, LLC (Minnesota LLC) 99%LP [EWG]
9	East Ridge Transmission, LLC (Minnesota LLC) 12.375%LP
8	Sierra Wind, LLC (Minnesota LLC) 99%LP [EWG]
9	East Ridge Transmission, LLC (Minnesota LLC) 12.375%LP
8	TAIR Windfarm, LLC (Minnesota LLC) 99%LP [EWG]
9	East Ridge Transmission, LLC (Minnesota LLC) 12.375%LP

8	East Ridge Transmission, LLC (Minnesota LLC) 1.0%LP7
Shaokatan Hills LLC (Delaware LLC) 75% [EWG, QF] Address: c/o DanMar and Associates, 520 Fifth Avenue SE, Pipestone, Minnesota 56164

7	Woodstock Hills LLC (Delaware LLC) 75% [EWG, QF] Address: c/o DanMar and Associates, 520 Fifth Avenue SE, Pipestone, Minnesota 56164
6	MISSION KENYON, LLC. (Delaware LLC) 100%
7	Kenyon Wind, LP (Minnesota LP) 99.99%LP Address:
6	MISSION WIND GOAT MOUNTAIN, INC. (Delaware corporation) 100%
7	Goat Wind, L.P. (Texas LP) 1%
6	MISSION WIND MAINE, INC. (Delaware corporation) 100%
7	Maine Mountain Power, LLC (Delaware LLC) 97.5%
6	MISSION WIND NEW YORK, INC. (Delaware corporation) 100%

6	MISSION WIND SOUTHWEST, INC. (Delaware corporation) 100%
7	Wilson Creek Power Partners, LLC (Delaware LLC) 10%
6	MISSION WIND TEXAS II, INC. (Delaware corporation) 100%
7	Goat Wind, L.P. (Texas LP) 98.9%
6	MISSION WIND TEXAS III, INC. (Delaware corporation) 100%

6	MISSION WIND UTAH, LLC (Delaware LLC) 100% (Disregarded as a separate entity for tax purposes)
7	Spanish Fork Wind Park 2, LLC (Utah LP) 100% (Disregarded as a separate entity for tax purposes)
6	MISSION WIND WILDORADO II, INC. (Delaware corporation) 100%

6	Mustang Wind, LLC (Delaware LLC) 1% Address:

6	Owaissa Wind Ranch, LLC (Delaware LLC) 1% Address:

6	Pine Nut Wind Ranch, LLC (Delaware LLC) 1% Address:

6	Stonycreek Windpower, LLC (Delaware LLC) 50% Address:

6	Sunshine Arizona Wind Energy, LLC (Delaware LLC) 1% Address:

6	Storm Lake Power Partners I, LLC (Delaware LLC) 1% [EWG]

6	Vernon Switch Wind, LLC (Delaware LLC) 1% Address:

6	VIENTO FUNDING, INC. (Delaware corporation) 100%
7	MISSION IOWA WIND COMPANY
8	Storm Lake Power Partners I, LLC (Delaware LLC) 99% [EWG]

8	Clear View Acres Wind Farm, LLC (Iowa LLC) 99% Address: 4939 220th Ave., Albert City, Iowa 50510
9	Crosswind Transmission, LLC (Iowa LLC) 10%LP
8	Eagle View Acres Wind Farm, LLC (Iowa LLC) 99% Address: 5074 390th Ave., Laurens, Iowa 50554
9	Crosswind Transmission, LLC (Iowa LLC) 10%LP
8	Elk Lake Wind Farm, LLC (Iowa LLC) 99% Address: 18551 470th St., Havelock, Iowa 50546
9	Crosswind Transmission, LLC (Iowa LLC) 10%LP
8	Green Prairie Energy, LLC (Iowa LLC) 99% Address: 3879 Kirkwood St., Prole, Iowa 50229
9	Crosswind Transmission, LLC (Iowa LLC) 10%LP
8	Highland Township Wind Farm, LLC (Iowa LLC) 99% Address: 302 3rd St., Varina, Iowa 50593
9	Crosswind Transmission, LLC (Iowa LLC) 10%LP
8	Palo Alto County Wind Farm, LLC (Iowa LLC) 99% Address: 2441 480th St., Albert City, Iowa 50510
9	Crosswind Transmission, LLC (Iowa LLC) 10%LP
8	Silver Lake Acres Wind Farm, LLC (Iowa LLC) 99% Address: 50768 150th Ave., Laurens, Iowa 50554
9	Crosswind Transmission, LLC (Iowa LLC) 10%LP
8	Sunrise View Wind Farm, LLC (Iowa LLC) 99% Address: 49106 100th Ave., Albert City, Iowa 50510
9	Crosswind Transmission, LLC (Iowa LLC) 10%LP

8	Sunset View Wind Farm, LLC (Iowa LLC) 99% Address: 2243 Highway 3, Albert City, Iowa 50510
9	Crosswind Transmission, LLC (Iowa LLC) 10%LP
8	Virgin Lake Wind Farm, LLC (Iowa LLC) 99% Address: 47902 170th Ave., Laurens, Iowa 50554
9	Crosswind Transmission, LLC (Iowa LLC) 10%LP
8	Cy-Hawk Wind Energy, LLC (Iowa LLC) 99% Address: 1065 Orchard Avenue, Jefferson, Iowa 50129
9	Hardin Hilltop Wind, LLC (Iowa LLC) 14.2857%LP
8	Greene Wind Energy, LLC (Iowa LLC) 99% Address: 608 South Wilson, Jefferson, Iowa 50129
9	Hardin Hilltop Wind, LLC (Iowa LLC) 14.2857%LP
8	Hardin Wind Energy, LLC (Iowa LLC) 99% Address: 1210 Milligan Circle, Jefferson, Iowa 50129
9	Hardin Hilltop Wind, LLC (Iowa LLC) 14.2857%LP
8	Poverty Ridge Wind, LLC (Iowa LLC) 99% Address: 1210 Milligan Circle, Jefferson, Iowa 50129
9	Hardin Hilltop Wind, LLC (Iowa LLC) 14.2857%LP
8	Sutton Wind Energy, LLC (Iowa LLC) 99% Address: 1464 190th Street, Jefferson, Iowa 50129
9	Hardin Hilltop Wind, LLC (Iowa LLC) 14.2857%LP
8	Wind Family Turbine, LLC (Iowa LLC) 99% Address: 412 South Locust Street, Jefferson, Iowa 50129
9	Hardin Hilltop Wind, LLC (Iowa LLC) 14.2857%LP
8	Zontos Wind, LLC (Iowa LLC) 99% Address: 1464 190th Street, Jefferson, Iowa 50129
9	Hardin Hilltop Wind, LLC (Iowa LLC) 14.2857%LP
7	MISSION MINNESOTA WIND II, INC. (Delaware corporation) 100%
8	Odin Wind Farm, LLC (Minnesota LLC) 99.9% Address: 5050 Lincoln Drive, Suite 420, Edina, Minnesota
9	OWF One, LLC (Minnesota LLC) 100%

9	OWF Two, LLC (Minnesota LLC) 100%

9	OWF Three, LLC (Minnesota LLC) 100%

9	OWF Four, LLC (Minnesota LLC) 100%

9	OWF Five, LLC (Minnesota LLC) 100%

9	OWF Six, LLC (Minnesota LLC) 100%

9	OWF Seven, LLC (Minnesota LLC) 100%

9	OWF Eight, LLC (Minnesota LLC) 100%
7	MISSION WIND OKLAHOMA, INC. (Delaware corporation) 100%
8	Sleeping Bear, LLC (Oklahoma LLC) 100% (Disregarded as a separate entity for tax purposes)
7	MISSION WIND PA ONE, INC. (Delaware corporation) 100%
8	Forward Windpower, LLC (Delaware LLC) 50%
7	MISSION WIND PA TWO, INC. (Delaware corporation) 100%
8	Lookout Windpower, LLC (Delaware LLC) 50%
7	MISSION WIND PA THREE, INC. (Delaware corporation) 100%
8	Lookout Windpower, LLC (Delaware LLC) 50%
7	MISSION WIND PENNSYLVANIA, INC. (Delaware corporation) 100%
8	Forward Windpower, LLC (Delaware LLC) 50%

6	VIENTO FUNDING II, INC.
7	EDISON MISSION MIDWEST, INC. (Delaware corporation) 100%
8	Elkhorn Ridge Wind, LLC (Delaware LLC) 66.67%
7	MISSION MINNESOTA WIND III, INC. (Delaware corporation) 100%
8	Jeffers Wind 20, LLC (Minnesota LLC) 99.9%LP
7	MISSION WIND NEW MEXICO, INC. (Delaware corporation) 100%
8	San Juan Mesa Wind Project, LLC (Delaware LLC) 75% [EWG]
9	San Juan Mesa Investments, LLC (Delaware LLC) 100% (Disregarded as a separate entity for tax purposes)
7	MISSION WIND NEW MEXICO II, INC. (Delaware corporation) 100%
8	High Lonesome Mesa, LLC (Delaware LLC) 100% (Disregarded as a separate entity for tax purposes)
9	High Lonesome Mesa Investments, LLC (Delaware LLC) 100% (Disregarded as a separate entity for tax purposes)

7	MISSION WIND WILDORADO, INC. (Delaware corporation) 100%
8	Wildorado Wind, LLC (Texas LLC) 1.0%
7	MISSION WIND TEXAS, INC. (Delaware corporation) 100%
8	Wildorado Wind, LLC (Texas LLC) 98.9%
5	EHI DEVELOPMENT FUND 100%

5	EME CP HOLDINGS CO. (Delaware corporation)
6	CP Power Sales Seventeen, L.L.C. (Delaware limited liability company)

6	CP Power Sales Nineteen, L.L.C. (Delaware limited liability company) (inactive)

6	CP Power Sales Twenty, L.L.C. (Delaware limited liability company) (inactive)
5	EME EASTERN HOLDINGS CO. (Delaware corporation)
6	Citizens Power Holdings One, LLC (Delaware limited liability company)
7	CL Power Sales Eight, L.L.C. (Delaware LLC) 25%

7	CL Power Sales Ten, L.L.C. (Delaware LLC) 25%
5	EME SERVICE CO. (Delaware corporation)

5	EME WIND SERVICE COMPANY (Delaware corporation)

5	EMP, INC. (Oregon corporation) (inactive)

5	GLOBAL POWER INVESTORS, INC. (Delaware corporation) (inactive)

5	Happy Whiteface Wind, LLC (Texas LLC) 100% (Disregarded as a separate entity for tax purposes)

5	MADISON ENERGY COMPANY (inactive)

5	MIDWEST GENERATION EME, LLC (Delaware LLC) 100% Address: One Financial Place, 400 South LaSalle Street, Suite 3500, Chicago, Illinois 60605
6	EDISON MISSION MIDWEST HOLDINGS CO. (Delaware corporation) 100% Address: One Financial Place, 400 South LaSalle Street, Suite 3500, Chicago, Illinois 60605
7	EDISON MISSION ENERGY FUEL SERVICES, LLC (Delaware limited liability company) Address: One Financial Place, 440 South LaSalle Street, Suite 3500, Chicago, Illinois 60605

7	MIDWEST GENERATION, LLC (Delaware LLC) (Com Ed project) 100% [EWG]
Address: One Financial Place, 400 South LaSalle Street, Suite 3400, Chicago, Illinois 60605
Crawford Station, 3501 South Pulaski Road, Chicago, IL 60608
Collins Station, 4200 East Pine Bluff Road, Morris, IL 60623 [decommissioned 12/31/2004]
Fisk Station, 1111 West Cermak Road, Chicago, IL 60608
Joliet Station, 1800 Channahon Road, Joliet, IL 60436
Powerton Station, 13082 East Manito Road, Pekin, IL 61554
Waukegon Station, 10 Greenwood Avenue, Waukegan, IL 60087
Will County Station, 529 East Romeo Road, Romeoville, IL 60441
8	MIDWEST FINANCE CORP. (Delaware corporation) 100% Address: One Financial Place, 400 South LaSalle Street, Suite 3500, Chicago, Illinois 60605

8	MIDWEST GENERATION PROCUREMENT SERVICES, LLC (formerly Hancock Generation LLC—renamed 01/20/2005) (Delaware limited liability company) 100%
Address: One Financial Place, 400 South LaSalle Street, Suite 3500, Chicago, Illinois 60605
5	MIDWEST PEAKER HOLDINGS, INC. (Delaware corporation) 100% (inactive)

5	Mission Capital, L.P. (Delaware limited partnership) 3%; MIPS partnership

5	MISSION DEL CIELO, INC. (Delaware corporation) 100%
6	Mission del Sol, LLC (Delaware limited liability company) 100%
7	Sunrise Power Company, LLC (Delaware LLC) 50% [EWG] Address: 12857 Sunrise Power Road, Fellows, CA 93224
8	Mission De Las Estrellas LLC (Delaware corporation) 50%
5	MISSION/EAGLE ENERGY COMPANY (inactive)
6	Crown Energy, L.P. (New Jersey limited partnership) (inactive) 2%GP; 100% w/ Arrowhead, Thorofare
5	MISSION ENERGY CONSTRUCTION SERVICES, INC.

5	MISSION ENERGY GENERATION, INC. (inactive)

5	MISSION ENERGY HOLDINGS, INC. (Delaware corporation) 100%
6	Mission Capital, L.P. (Delaware LP) 97%; MIPS partnership
5	MISSION ENERGY HOLDINGS INTERNATIONAL, INC. (Delaware corporation) 100%
6	Beheer-en Beleggingsmaatschappij Plogema B.V. 100% (Netherlands company) Address: De Lairessestraat 111-115, 1075 HH Amsterdam, The Netherlands
7	MEC Esenyurt B.V. (Netherlands company) (Doga Project) 100% Address: Level 2, De Lairessestraat 111-115, 1075 HH Amsterdam, Netherlands
8	Doga Enerji Uretim Sanayi ve Ticaret L.S. (Turkey company) (Project company) 80% [FUCO] Address: Merkez Mahallesi, Birlik Caddesi 11/8, Esenyurt, Istanbul, Turkey

8	Doga Isi Satis Hizmetleri ve Ticaret L.S. (Turkey company) (Heat company) 80% Address: Merkez Mahallesi, Birlik Caddesi 11/8, Esenyurt, Istanbul, Turkey

8	Doga Isletme ve Bakim Ticaret L.S. (Turkey company) (OandM company) 80% Address: Merkez Mahallesi, Birlik Caddesi 11/8, Esenyurt, Istanbul, Turkey
6	Caresale Services Limited (UK company) 49% (inactive) Address: 99 City Road, London EC1Y 1AX England
7	Edison First Power Limited (Guernsey company) (inactive) 65% Address: 99 City Road, London EC1Y 1AX England
6	Edison First Power Holdings II (UK company) 100% [PowerGen project] (inactive) Address: 99 City Road, London EC1Y 1AX England
7	Edison First Power Holdings I (UK company) 100% [PowerGen project] (inactive) Address: 99 City Road, London EC1Y 1AX England
8	Caresale Services Limited (UK company) 51% (inactive) Address: 99 City Road, London EC1Y 1AX England
9	Edison First Power Limited (Guernsey company) (inactive) 65% Address: 99 City Road, London EC1Y 1AX England
8	Maplekey Holdings Limited (UK company) 100% (inactive) Address: 99 City Road, London EC1Y 1AX England
10	Maplekey UK Finance Limited (UK company) 100% (inactive) Address: 99 City Road, London EC1Y 1AX England
11	Maplekey UK Limited (UK company) 100% (inactive) Address: 99 City Road, London EC1Y 1AX England
12	Edison First Power Limited (Guernsey company) (inactive) 35% Address: 99 City Road, London EC1Y 1AX England
6	EME Finance UK Limited (UK company) 100% (inactive) Address: 99 City Road, London EC1Y 1AX England

6	EME Investments, LLC (Delaware LLC) 100% (inactive)

6	EME Investments II, LLC (Delaware LLC) 100% (inactive)

6	EME SOUTHWEST POWER CORPORATION (Delaware corporation) (inactive) 100%

6	EME UK International LLC (Delaware LLC) (inactive) 100%

6	First Hydro Renewables Limited (UK company) (inactive) 100% Address: Dinorwig Power Station, Llamberis, Gwynedd, LL55 4TY, Wales
7	First Hydro Renewables Number 2 Limited (formerly Celtic Offshore Wind Ltd.) (UK company) (inactive) 96% Address: Dinorwig Power Station, Llamberis, Gwynedd, LL55 4TY, Wales
6	MEC San Pascual B.V. (Netherlands company) 100% Address: Level 2, De Lairessestraat 111-115, 1075 HH Amsterdam, Netherlands
7	San Pascual Cogeneration Company International B.V. 50% (Netherlands company) Address: Croeselaan 18, 3521 CB Utrecht, The Netherlands
8	San Pascual Cogeneration Company (Philippines) Limited (San Pascual Project) 1%GP and 74%LP (Philippines limited partnership)
Address: Unit 1610/1611, Tower One, Ayala Triangle, Ayala Ave, 1200 Makati City, Metro Manila, Philippines
7	Morningstar Holdings B.V. (formerly Beheer-en Beleggingsmaatschappij Vestra B.V.) (Netherlands company) (inactive) 50%
Address: Level 2, De Lairessestraat 111-115, 1075 HH Amsterdam, Netherlands Address: 99 City Road, London EC1Y 1AX England

7	Lakeland Power Development Company Limited (UK company) (inactive) 100% Address: 99 City Road, London EC1Y 1AX England

6	Redbill Contracts Limited (UK company) 100% (inactive) Address: 99 City Road, London EC1Y 1AX England
5	Mission Energy Singapore Pte. Ltd. (Singapore company) 100% Address: 1 Robinson Road, #17-00 AIA Tower, Singapore 048542
5	MISSION ENERGY WALES COMPANY (inactive)

5	MISSION TAYLORVILLE ENERGY CENTER, LLC (Delaware LLC) 100%

5	MISSION TRIPLE CYCLE SYSTEMS COMPANY (inactive)

5	MISSION WIND WYOMING LLC (Delaware LLC) 100% (Disregarded as a separate entity for tax purposes)
6	Mountain Wind Power, LLC (Delaware LLC) 100% (Disregarded as a separate entity for tax purposes)

6	Mountain Wind Power II, LLC (Delaware LLC) 100% (Disregarded as a separate entity for tax purposes)

6	Pioneer Ridge, LLC (Delaware LLC) 100% (Disregarded as a separate entity for tax purposes)
5	PARADISE ENERGY COMPANY (inactive)
6	Vista Energy, L.P. (New Jersey limited partnership) (inactive) 50%; 100% w/ Vista Energy Company

5	PLEASANT VALLEY ENERGY COMPANY
6	American Bituminous Power Partners, LP (Delaware limited partnership) 0.5%; 50% w/ Aguila Address: Grant Town Power Plant, Highway 17, Grant Town, WV 26574
5	RAPIDAN ENERGY COMPANY (inactive)

5	REEVES BAY ENERGY COMPANY (GP and LP) (inactive)
6	North Shore Energy, L.P. (Delaware limited partnership) (inactive) 50%; 100% w/ Santa Clara
7	Northville Energy Corporation (New York corporation) (inactive) 100% [DISSOLUTION PENDING]
5	SAN GABRIEL ENERGY COMPANY (inactive)

5	SAN JOAQUIN ENERGY COMPANY
6	Midway-Sunset Cogeneration Company (California general partnership) 50% Address: 3466 West Crocker Springs Road, Fellows, CA 93224
5	SAN JUAN ENERGY COMPANY
6	March Point Cogeneration Company (California general partnership) 50% Address: 655 South Texas Road, Anacortes, WA 98221
5	SANTA CLARA ENERGY COMPANY (inactive)
6	North Shore Energy, L.P. (Delaware limited partnership) (inactive) 50%; 100% w/ Reeves Bay
7	Northville Energy Corporation (New York corporation) (inactive) 100% [DISSOLUTION PENDING]
5	SILVERADO ENERGY COMPANY
6	Coalinga Cogeneration Company (California general partnership) 50% Address: 32812 West Gate Road, Bakersfield, CA 93210
5	SOUTHERN SIERRA ENERGY COMPANY
6	Kern River Cogeneration Company (California general partnership) 50% Address: SW China Grade Loop, Bakersfield, CA 93308
5	SOUTHWEST SOLAR LAND COMPANY LLC (Delaware LLC) (Disregarded as a separate entity for tax purposes)

5	Taloga Wind, LLC (Oklahoma LLC) 100% (Disregarded as a separate entity for tax purposes)

5	THOROFARE ENERGY COMPANY (inactive)
6	Crown Energy, L.P. (New Jersey limited partnership) (inactive) 48%LP; 100% w/ Arrowhead, Mission/Eagle
5	VALLE DEL SOL ENERGY, LLC (Delaware LLC) (inactive) 100%

5	VIEJO ENERGY COMPANY
6	Sargent Canyon Cogeneration Company (California general partnership) 50% Address: Star Route 42, Sargents Road, San Ardo, CA 93450
5	VISTA ENERGY COMPANY (New Jersey corporation) (inactive) 100%
6	Vista Energy, L.P. (New Jersey limited partnership) (inactive) 50%; 100% w/ Paradise Energy Company
5	WALLULA ENERGY RESOURCE COMPANY, LLC (Delaware LLC) 100%

5	WALNUT CREEK ENERGY, LLC (Delaware LLC) (inactive) 100%

5	WESTERN SIERRA ENERGY COMPANY
6	Sycamore Cogeneration Company (California general partnership) 50% Address: SW China Grade Loop, Bakersfield, CA 93308
LAW-#1603251 — 12/31/2008
Prepared by Nihal Perera, Analyst, Program/Project
Corporate Governance, SCE Law Department
Telephone: (626) 302-2662 FAX: (626) 302-6625
Email: Nihal.Perera@sce.com